Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of January 1, 2020 for the GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated and effective as of January 1, 2020, among GS Mortgage Securities Corporation II, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as General Special Servicer, CWCapital Asset Management LLC, as Starwood Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Pentalpha Surveillance LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Agreement Between Noteholders, dated as of January 30, 2020 by and between DBR INVESTMENTS CO. LIMITED, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder and Initial Note A-6 Holder, with respect to the Southcenter Mall Mortgage Loan (the “Southcenter Mall Co-Lender Agreement”); the Agreement Between Noteholders, dated as of January 30, 2020 by and among GOLDMAN SACHS BANK USA, in its capacities as of Initial Note A-1 Holder and Initial Note A-2 Holder, with respect to the 90 North Campus Mortgage Loan (the “90 North Campus Co-Lender Agreement”); the Co-Lender Agreement, dated as of January 29, 2020 by and between CITI REAL ESTATE FUNDING INC., in its capacities as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-2 Holder, with respect to the 510 East 14th Street Mortgage Loan (the “510 East 14th Street Co-Lender Agreement”); and the Agreement Between Noteholders, dated as of January 30, 2020 by and among GOLDMAN SACHS BANK USA, in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, with respect to the Property Commerce Portfolio Mortgage Loan (the “Property Commerce Co-Lender Agreement” and, together with the Southcenter Mall Co-Lender Agreement, 90 North Campus Co-Lender Agreement and 510 East 14th Street Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA and Section 7 of the Southcenter Mall Co-Lender Agreement and 510 East 14th Street Co-Lender Agreement and Section 5 of the 90 North Campus Co-Lender Agreement and Property Commerce Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the General Special Servicer under, and as defined in the PSA with regard to the Serviced Mortgage Loans. K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Mortgage Loans, but shall have no liability with respect to any act or omission of any predecessor General Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the General Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be

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performed or observed by the General Special Servicer under the PSA from and after the Effective Date.

K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to special servicers set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans and the Starwood Industrial Portfolio Whole Loan are not covered by this Acknowledgment as (a) such Non-Serviced Mortgage Loans are not serviced under the PSA and (b) the Starwood Industrial Portfolio Whole Loan is not included in this transfer, and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star. In addition, it is understood and agreed that CWCapital Asset Management LLC shall remain the Starwood Special Servicer, notwithstanding this Acknowledgment and the appointment of K-Star as General Special Servicer.

[SIGNATURE PAGE FOLLOWS]

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to GSMS 2020-GC45 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson
E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

Master Servicer and General Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Starwood Special Servicer:

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (GSMS 2020-GC45)

with a copy to:

Email: CWCAMnoticesGSMS2020-GC45@cwcapital.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2020-GC45

with a copy to: cts.cmbs.bond.admin@wellsfargo.com,
and to trustadministrationgroup@wellsfargo.com

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Operating Advisor and Asset Representations Reviewer:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: GSMS 2020-GC45 Transaction Manager

With a copy sent via e-mail to: notices@pentalphasurveillance.com with
GSMS 2020-GC45 in the subject line

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

E-mail: jknight@bassberry.com

BMARK 2020-B18 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com
with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick

BMARK 2020-B18 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – BMARK 2020-B18

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and
trustadministrationgroup@wellfargo.com.

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BMARK 2020-B18 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Facsimile: (816) 412-9338
Email: kenda.tomes@stinson.com

BMARK 2020-B18 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2020-B18 – Surveillance Manager

with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com

BMARK 2020-IG1 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue, 8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

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BMARK 2020-IG1 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
Benchmark 2020-IG1 Mortgage Trust

with a copy to:
Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

BMARK 2020-IG1 – Other Master Servicer and Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Building 82, Suite 300

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

BMARK 2020-IG1 – Other Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2020-IG1 – Surveillance Manager

with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com

CGCMT 2020-GC46 – Other Depositor

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

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with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2020-GC46 – Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2020-GC46

Fax number: (212) 816-5527

and with respect to e-mail pursuant to this Agreement, at ratingagencynotice@citi.com

CGCMT 2020-GC46 – Other Special Servicer

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (CGCMT 2020-GC46)

with a copy to:

Email: CWCAMnoticesCGCMT2020-GC46@cwcapital.com

CGCMT 2020-GC46 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2020-GC46

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

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CGCMT 2020-GC46 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2020-GC46 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CGCMT 2020-GC46 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,

10851 Mastin Street, Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Fax number: (888) 706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

Attention: Lisa A. Rosen, Esq.

Fax Number: (202) 637-3593

Email: lisarosen@eversheds-sutherland.com

DBJPM 2020-C9 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com

with a copy to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick
Email: Anna.Glick@cwt.com

DBJPM 2020-C9 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – DBJPM 2020-C9

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with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellfargo.com

DBJPM 2020-C9 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Facsimile: (816) 412-9338
Email: kenda.tomes@stinson.com

DBJPM 2020-C9 – Other Special Servicer

CWCapital Asset Management LLC
7501 Wisconsin Avenue
Bethesda, Maryland 20814
Attention: Brian Hanson (DBJPM 2020-C9)

with a copy to:
Email: CWCAMnoticesDBJPM2020-C9@cwcapital.com

and with a copy to:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Legal Department

DBJPM 2020-C9 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: DBJPM 2020-C9 – Surveillance Manager

with a copy sent contemporaneously via email to:
cmbs.notices@parkbridgefinancial.com

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BMARK 2020-B16 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick

BMARK 2020-B16 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – BMARK 2020-B16

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellfargo.com.

BMARK 2020-B16 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106-2150
Attention: Kenda K. Tomes
Facsimile: (816) 412-9338
Email: kenda.tomes@stinson.com

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BMARK 2020-B16 – Other Special Servicer

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Email: keybank_notices@keybank.com

with a copy to:

Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Email: kkohring@polsinelli.com

BMARK 2020-B16 – Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2020-B16 – Surveillance Manager

with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com

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